Exhibit 10.1

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ASSIGNMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ASSIGNMENT, dated as of August 29, 2014 (this “First Amendment”) entered into by and among Hunt Oil Company, a Delaware corporation, (“HOC”) and Hunt Oil Company of Louisiana, Inc., a Delaware corporation (“HOCLA” and together with HOC, “Seller”) and Vanguard Permian, LLC, a Delaware limited liability company (“Vanguard Permian”) and Vanguard Operating, LLC, a Delaware limited liability company (“Vanguard Operating” and together with Vanguard Permian collectively referred to herein as “Purchaser”) an affiliate of Vanguard Permian.

WHEREAS, Seller and Vanguard Permian entered into that certain Purchase and Sale Agreement, dated as of July 30, 2014 (the “Purchase and Sale Agreement”);

WHEREAS, Vanguard Permian desires to assign to and Vanguard Operating, an affiliate of Vanguard Permian, desires to assume, all of Vanguard Permian’s right, title and interest in and to the Purchase and Sale Agreement and all documents delivered or to be delivered in connection therewith;

WHEREAS, the Closing under the Purchase and Sale Agreement is scheduled to take place on Monday, September 8, 2014;

WHEREAS, Seller and Purchaser desire that the Closing under the Purchase and Sale Agreement should take place on Friday, August 29, 2014;

WHEREAS, Seller and Purchaser desire to amend the Purchase and Sale Agreement in order to provide for Closing to take place on Friday, August 29, 2014, and make certain related changes;

NOW, THEREFORE, in consideration of the foregoing and other good and valid consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the parties hereto agree as follows:

Section 1.Definitions and Interpretation. All capitalized terms used herein, unless otherwise expressly defined herein, shall have the same meanings ascribed to them in the Purchase and Sale Agreement.
Section 2.    Assignment of Purchase and Sale Agreement.

(a)
Vanguard Permian hereby grants, assigns, conveys, transfers, delivers and sets over to Vanguard Operating all of Vanguard Permian’s right, title and interest in and to the Purchase and Sale Agreement and all documents delivered or to be delivered thereunder.

(b)
Vanguard Operating hereby assumes all obligations, covenants and liabilities of Vanguard Permian arising under the Purchase and Sale Agreement, subject to the terms and conditions of the Purchase and Sale Agreement and the parties hereto acknowledge and agree that all references in the Purchase and Sale Agreement to Vanguard Permian and/or “Purchaser” shall be deemed references, for all purposes to Vanguard Operating.

(c)
Vanguard Permian and Vanguard Operating acknowledge and agree that pursuant to the Purchaser and Sale Agreement certain notices were sent by Seller to holders of consents or preferential rights to purchase, and such notices described the transactions under the Purchase and Sale Agreement as between Seller and Vanguard Permian. VANGUARD PERMIAN AND VANGUARD OPERATING EACH HEREBY RELEASE SELLER FROM AND WAIVE ANY CLAIMS RELATING TO SUCH NOTICES AND/OR THE CONSENTS OR WAIVERS OBTAINED IN CONNECTION THEREWITH, TO THE EXTENT SUCH CLAIMS RELATE TO THE FACT THAT SUCH NOTICES REFER TO VANGUARD PERMIAN AND/OR MAKE NO REFERENCE TO VANGUARD PERMIAN.

Section 3.    Amendments to the Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended as set forth in this Section 2.

(a)
The definition of the term “Title Claim Date” contained in Section 3.4(a) is hereby amended by deleting the words “the date that is thirty (30) days from the date hereof” and substituting the following in lieu thereof:

“Thursday, August 28, 2014”

(b)
The definition of the term “Environmental Claim Date” contained in Section 4.3 is hereby amended by deleting the words “thirty (30) days from the date hereof” and substituting the following in lieu thereof:

“Thursday, August 28, 2014”

(c)	Pursuant to Section 9.1(a), Seller and Purchaser hereby agree that the Closing shall take place at the offices of Seller in Dallas, Texas at 9:00 am on Friday, August 29, 2014.

(d)
The document attached hereto as Exhibit A shall amend and supersede in its entirety “Exhibit A” attached to the Purchase and Sale Agreement, and all references in the Purchase and Sale Agreement to “Exhibit A” shall be deemed references to Exhibit A attached hereto.

(e)
The document attached hereto as Exhibit B shall amend and supersede in its entirety “Exhibit A-1” attached to the Purchase and Sale Agreement, and all references in the Purchase and Sale Agreement to “Exhibit A-1” shall be deemed references to Exhibit B attached hereto.

(f)
The document attached hereto as Exhibit C shall amend and supersede in its entirety “Schedule 1.2(d)” attached to the Purchase and Sale Agreement, and all references in the Purchase and Sale Agreement to “Schedule 1.2(d)” shall be deemed references to Exhibit C attached hereto.

(g)
The document attached hereto as Exhibit D shall amend and supersede in its entirety “Schedule 5.14” attached to the Purchase and Sale Agreement, and all references in the Purchase and Sale Agreement to “Schedule 5.14” shall be deemed references to Exhibit D attached hereto.

(h)
The document attached hereto as Exhibit E shall amend and supersede in its entirety “Schedule 5.17” attached to the Purchase and Sale Agreement, and all references in the Purchase and Sale Agreement to “Schedule 5.17” shall be deemed references to Exhibit E attached hereto.

(i)
The document attached hereto as Exhibit F shall amend and supersede in its entirety “Schedule 5.20” attached to the Purchase and Sale Agreement, and all references in the Purchase and Sale Agreement to “Schedule 5.20” shall be deemed references to Exhibit F attached hereto.

Section 4.    Amendment, Waiver. Except as specifically provided herein, this First Amendment shall not constitute an amendment or waiver of any provisions of the Purchase and Sale Agreement. Except to the extent specifically amended or superseded by the terms hereof, all of the provisions of the Purchase and Sale Agreement shall remain in full force and effect in accordance with their terms.
Section 5.    Governing Law and Venue. This First Amendment and the legal relations between the parties hereto shall be governed by and construed in accordance with the Laws of the State of Texas without regard to principles of conflicts of Law that would direct the application of the Law of another jurisdiction. The venue for any action brought under this First Amendment shall be Dallas County, Texas.
Section 6.    Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by facsimile or electronic transmittal (PDF) is as effective as executing and delivering this First Amendment in the presence of other parties to this First Amendment.

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IN WITNESS WHEREOF, this First Amendment has been signed by each of the parties hereto on the date first above written.

SELLER
HUNT OIL COMPANY
By: /s/ Paul R. Habenicht
Name: Paul R. Habenicht
Title: Executive Vice President
HUNT OIL COMPANY OF LOUISIANA, INC.
By: /s/ Paul R. Habenicht
Name: Paul R. Habenicht
Title: Executive Vice President
PURCHASER
VANGUARD PERMIAN, LLC
By: /s/ Scott W. Smith
Name: Scott W. Smith
Title: President & CEO

VANGUARD OPERATING, LLC By: /s/ Scott W. Smith Name: Scott W. Smith Title: President & CEO

[Signature Page to First Amendment to Purchase and Sale Agreement and Assignment]